Dreyfus
Midcap Value Fund
Seeks to surpass the performance of
the Russell Midcap Value Index
PROSPECTUS January 1, 2004
As revised, May 25, 2004

Contents

The Fund

Goal/Approach	1

Main Risks	2
Past Performance	4
Expenses	5
Management	6
Financial Highlights	7

Your Investment

Account Policies	8
Distributions and Taxes	11
Services for Fund Investors	12
Instructions for Regular Accounts	13
Instructions for IRAs	15

For More Information

See back cover.

Note to Investors

The fund closed to new investors on January 4, 2002.
Shareholders of the fund on that date may continue to buy
shares in accounts existing on that date. Investors who did not own shares of the fund on January 4, 2002, generally will not be allowed to buy shares of the fund except that new accounts may be established by participants in most group employer
retirement plans (and their successor plans) if the fund has been established as an investment option under the plans (or under another plan sponsored by the same employer).
Shareholders whose accounts were closed before or after
January 4, 2002 may be prohibited from reactivating their
account or opening a new account. These restrictions general-
ly will apply to investments made directly with Dreyfus and
investments made through intermediaries. Investors may be
required to demonstrate eligibility to buy shares of the fund before an investment is accepted.

Dreyfus Midcap Value Fund

Ticker Symbol: DMCVX
The Fund

GOAL/APPROACH

The fund seeks to surpass the performance of the Russell Midcap Value Index.To pursue this goal, the fund normally invests at least 80% of its assets in midcap stocks with market capitalizations between $1 billion and $25 billion at the time of purchase. Because the fund may continue to hold a security whose market capitalization grows, a substantial portion of the fund’s holdings can have market capitalizations in excess of $25 billion at any given time. The fund’s stock investments may include common stocks, preferred stocks and convertible securities of both U.S. and foreign issuers, including those purchased in initial public offerings.The fund may invest up to 15% of its assets in foreign securities.

The portfolio manager identifies potential investments through extensive quantitative and fundamental research. The fund will focus on individual stock selection (a “bottom-up” approach), emphasizing three key factors:

  value, or how a stock is valued relative to its intrinsic worth based on traditional value measures business health, or overall efficiency and profitability as measured by return on assets and return on equity business momentum, or the presence of a catalyst (such as a corporate restructuring, change in management or spin-off ) that will trigger a price increase near term to midterm

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the manager’s expectations.

The fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy. The fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

Concepts to understand

Midcap companies: established companies that may not be well known. Midcap companies may lack the resources to weather economic shifts, though they can be faster to innovate than large companies.

Value companies: companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios). Because a stock can remain undervalued for years, value investors often look for factors that could trigger a rise in price.

The Fund 1

MAIN RISKS

The fund’s principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

  Market risk. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.
  Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.
  Small and midsize company risk. Small and midsize companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the fund’s investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.
  Value stock risk. Value stocks involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued.
  Market sector risk. The fund may overweight or underweight certain companies, industries or market sectors, which may cause the fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.
  Leveraging risk. The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, will magnify the fund’s gains or losses.
  Foreign investment risk. To the extent the fund invests in foreign securities, its performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.
  Derivatives risk. The fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates). A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund’s other investments.

  Short sale risk. The fund may make short sales, which involves selling a security it does not own in anticipation that the security’s price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.
  IPO risk. The fund may purchase securities of companies in initial public offerings (IPOs). The prices of securities purchased in IPOs can be very volatile.The effect of IPOs on the fund’s performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund’s asset base increases, IPOs often have a diminished effect on such fund’s performance.

Other potential risks

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and other money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund’s after-tax performance.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

The Fund 3

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows the changes in the fund’s performance from year to year. The table compares the fund’s average annual total returns to those of the Russell Midcap Value Index, a broad measure of midcap value stock performance. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund’s year-to-date total return as of 9/30/03 was 34.40%.

Average annual total returns as of 12/31/02

			Since
			inception
	1 Year	5 Years	(9/29/95)

Fund
returns before taxes	-33.32%	4.07%	12.38%
Fund
returns after taxes
on distributions	-33.32%	1.34%	9.45%
Fund
returns after taxes
on distributions and
sale of fund shares	-20.46%	2.07%	8.96%
Russell Midcap
Value Index
reflects no deduction for
fees, expenses or taxes	-9.64%	2.95%	9.68%*

* For comparative purposes, the value of the index on 9/30/95 is used as the beginning value on 9/29/95.

What this fund is — and isn’t

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price.The fund has no sales charge (load) or Rule 12b-1 distribution fees.

Fee table
Shareholder transaction fees
% of transaction amount
Maximum redemption fee	1.00%
charged only when selling shares you
have owned for less than 30 days

Annual fund operating expenses
% of average daily net assets
Management fees	0.75%
Shareholder services fee	0.25%
Other expenses	0.35%

Total	1.35%
Expense example
1 Year	3 Years	5 Years	10 Years

$137	$428	$739	$1,624

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund’s portfolio and assisting in all aspects of the fund’s operations.

Shareholder services fee: the fee paid to the fund’s distributor for shareholder account service and maintenance.

Other expenses: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

The Fund 5

MANAGEMENT

The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $166 billion in approximately 200 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.75% of the fund’s average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $3.2 trillion of assets under management, administration or custody, including approximately $625 billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.This approach is designed to provide each fund with a distinct, stable identity.

Peter I. Higgins, CFA, and David A. Daglio are the fund’s primary portfolio managers. Mr. Higgins has managed the fund since September 1995. Mr. Higgins has been a portfolio manager for The Boston Company Asset Management, LLC (TBCAM), an affiliate of Dreyfus, since 1991. In May 1996, he became a dual employee of Dreyfus and TBCAM. Mr. Daglio became co-primary portfolio manager of the fund in September 2003. He is a senior vice president of TBCAM, which he joined in 1997. In April 2001, he became a dual employee of Dreyfus and TBCAM.

The fund, Dreyfus and Dreyfus Service Corporation (the fund’s distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

FINANCIAL HIGHLIGHTS

This table describes the fund’s performance for the fiscal periods indicated. “Total return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distribu-

tions.These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

			Year Ended August 31,
		2003	2002	2001	2000	1999

Per-Share Data ($):
Net asset value, beginning of period		17.58	26.33	28.11	21.70	15.39
Investment operations:	Investment (loss) — net	(.08)[1]	(.12)[1]	(.06)[1]	(.09)[1]	(.17)[1]
	Net realized and unrealized gain (loss)
	on investments	6.35	(6.92)	1.56	7.74	8.26
Total from investment operations		6.27	(7.04)	1.50	7.65	8.09
Distributions:	Dividends from net realized gain
	on investments	—	(1.71)	(3.28)	(1.24)	(1.78)
Net asset value, end of period		23.85	17.58	26.33	28.11	21.70
Total Return (%)		35.67	(28.81)	7.02	37.60	55.71

Ratios/Supplemental Data (%):
Ratio of operating expenses to average net assets		1.35	1.20	1.15	1.27	1.34
Ratio of interest expense to average net assets		.00[2]	.00[2]	.00[2]	.04	.06
Ratio of net investment (loss) to average net assets		(.43)	(.51)	(.20)	(.38)	(.89)
Portfolio turnover rate		158.01	177.31	191.89	242.27	257.23

Net assets, end of period ($ x 1,000)		1,005,354	800,269	1,136,242	189,044	98,168

1 Based on average shares outstanding at each month end.

2 Amount represents less than .01%.

The Fund 7

Your Investment

ACCOUNT POLICIES

Buying shares

You pay no sales charges to invest in this fund. Your price for fund shares is the fund’s net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund’s transfer agent or other authorized entity.The fund’s investments are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the fund’s board. Foreign securities held by the fund may trade on days that the fund is not open for business, thus affecting the value of the fund’s assets on days when fund shareholders may not be able to buy or sell fund shares.

Minimum investments
	Initial	Additional

Regular accounts	$2,500	$100
		$500 for Dreyfus
		TeleTransfer investments
Traditional IRAs	$750	no minimum
Spousal IRAs	$750	no minimum
Roth IRAs	$750	no minimum
Education Savings	$500	no minimum
Accounts		after the first year
Dreyfus automatic	$100	$100
investment plans

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

The fund closed to new investors on January 4, 2002. Shareholders of the fund on that date may continue to buy shares in accounts existing on that date. Investors who did not own shares of the fund on January 4, 2002, generally will not be allowed to buy shares of the fund except that new accounts may be established by participants in most group employer retirement plans (and their successor plans) if the fund has been established as an investment option under the plans (or under another plan sponsored by the same employer). Shareholders whose accounts were closed before or after January 4, 2002 may be prohibited from reactivating their account or opening a new account.These restrictions generally will apply to investments made directly with Dreyfus and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.

Third-party investments

If you invest through a third party (rather than directly with Dreyfus), the policies and fees may be different than those described herein. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your plan or financial institution if in doubt.

8

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the fund’s transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

  if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

If you are selling or exchanging shares you have owned for less than 30 days, the fund may deduct a 1% redemption fee (not charged on shares sold through the Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, or on shares acquired through dividend reinvestment).

Limitations on selling shares by phone
or online through Dreyfus.com
Proceeds	Minimum	Maximum
sent by	phone/online	phone/online

Check*	no minimum	$250,000 per day
Wire	$1,000	$500,000 for joint
		accounts every 30 days/
		$20,000 per day
Dreyfus	$500	$500,000 for joint
TeleTransfer		accounts every 30 days/
		$20,000 per day

* Not available online on accounts whose address has been changed within the last 30 days.

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

  amounts of $10,000 or more on accounts whose address has been changed within the last 30 days requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

Your Investment 9

ACCOUNT POLICIES (continued)

General policies

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund reserves the right to:

  refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund’s view, is likely to engage in excessive trading (usually defined as more than four purchases/redemptions or exchanges (so-called roundtrips) during any twelve-month period)
  refuse any purchase or exchange request in excess of 1% of the fund’s total assets change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions change its minimum investment amounts
  delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a “redemption in kind” — payment in portfolio securities rather than cash — if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund’s assets).

Small account policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains are taxable to you as qualified dividends and capital gains.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax advisor before investing.

Your Investment 11

SERVICES FOR FUND INVESTORS

Automatic services

Buying or selling shares automatically is easy with the services described below. With each ser vice, you select a schedule and amount, subject certain restrictions. You can set up most of these services with your application or by calling

1-800-645-6561.

For investing
Dreyfus Automatic	For making automatic investments
Asset Builder®	from a designated bank account.

Dreyfus Payroll	For making automatic investments
Savings Plan	through a payroll deduction.

Dreyfus Government	For making automatic investments
Direct Deposit	from your federal employment,
Privilege	Social Security or other regular
federal government check.

Dreyfus Dividend	For automatically reinvesting the
Sweep	dividends and distributions from
one Dreyfus fund into another
(not available for IRAs).

For exchanging shares

Dreyfus Auto-	For making regular exchanges from
Exchange Privilege	one Dreyfus fund into another.

For selling shares

Dreyfus Automatic	For making regular withdrawals
Withdrawal Plan	from most Dreyfus funds.

Dreyfus Financial Centers

Through a nationwide network of Dreyfus Financial Centers, Dreyfus offers a full array of investment services and products. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

Experienced financial consultants can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find the Financial Center nearest you, call 1-800-499-3327.

Exchange privilege

You can exchange shares worth $500 or more

(no minimum for retirement accounts) from one Dreyfus fund into another. You can request your exchange in writing, by phone or online. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application.

Dreyfus Express® voice-activated account access

You can easily manage your Dreyfus accounts, check your account balances, purchase fund shares, transfer money between your Dreyfus funds, get price and yield information and much more — when it’s convenient for you — by calling 1-800-645-6561. Certain requests may require the services of a representative.

Retirement plans

Dreyfus offers a variety of retirement plans, including traditional and Roth IRAs, and Education Savings Accounts. Here’s where you call for information:

  for traditional, rollover and Roth IRAs, and Education Savings Accounts, call 1-800-645-6561 for SEP-IRAs, Keogh accounts, 401(k) and 403(b) accounts, call 1-800-358-0910

Concepts to understand

Wire transfer: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

Electronic check: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

To reach Dreyfus, call toll free in the U.S.

1-800-645-6561

Outside the U.S. 516-794-5452

Make checks payable to:

The Dreyfus Family of Funds

You also can deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.

Your Investment 13

Concepts to understand

Wire transfer: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

Electronic check: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

To reach Dreyfus, call toll free in the U.S.

1-800-645-6561

Outside the U.S. 516-794-5452

Make checks payable to:

The Dreyfus Trust Company, Custodian

You also can deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.

Your Investment 15

NOTES

NOTES

For More Information
Dreyfus Midcap Value Fund
A series of Dreyfus Growth and Value Funds, Inc.

SEC file number: 811-7123
More information on this fund is available free
upon request, including the following:

Annual/Semiannual Report
Describes the fund’s performance, lists portfolio
holdings and contains a letter from the fund’s man-
agers discussing recent market conditions, economic
trends and fund strategies that significantly affected
the fund’s performance during the last fiscal year.

Statement of Additional Information (SAI)
Provides more details about the fund and its poli-
cies.A current SAI is on file with the Securities and
Exchange Commission (SEC) and is incorporated
by reference (is legally considered part of this
prospectus).
To obtain information:

By telephone
Call 1-800-645-6561
By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
By E-mail Send your request to info@dreyfus.com
On the Internet Text-only versions of certain fund
documents can be viewed online or downloaded from:
SEC http://www.sec.gov
Dreyfus http://www.dreyfus.com
You can also obtain copies, after paying a duplicating fee,
by visiting the SEC’s Public Reference Room in Washington, DC
(for information, call 1-202-942-8090) or by E-mail request to
publicinfo@sec.gov, or by writing to the SEC’s Public Reference
Section, Washington, DC 20549-0102.

© 2004 Dreyfus Service Corporation

0258P0504